EXHIBIT 10.2

                        INDEMNIFICATION ESCROW AGREEMENT

     AGREEMENT, dated as of February 1, 2001, by and among Thelen Reid & Priest LLP, as Escrow Agent (the "Escrow Agent"); PALADYNE CORP., a Delaware
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corporation ("Paladyne"); TERRENCE J. LEIFHEIT (the "Principal Stockholder");
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and CLIFFORD A. CLARK (the "Executive").
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                                    RECITALS

     A. Pursuant to an Agreement and Plan of Merger, dated as of December 21, 2000 (the "Merger Agreement"), as amended, among Paladyne, E-com Acquisition
           ----------------
Corp, a North Carolina corporation, and e-commerce support centers, inc., a North Carolina corporation ("e-com"), E-Com Acquisition Corp., a wholly-owned
                             -----
subsidiary of Paladyne, merged with and into e-com, with e-com becoming the surviving corporation and a wholly-owned subsidiary of Paladyne (the "Merger")
                                                                      ------
(capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement).

     B. Upon the Merger, the stockholders of e-com are to receive the Merger Consideration, including 4,100,000 shares of Series B Preferred Stock, $.001 par value, of Paladyne (the "Series B Preferred Stock"), which shall automatically
                         ------------------------
convert, on a two-for-one basis, into Paladyne common stock, .001 par value (the "Common Stock"), upon Paladyne stockholders approving an increase in the
 ------------
authorized shares of Common Stock.

     C. In order to induce Paladyne to enter into the Merger Agreement and to close the Merger, the Principal Stockholder and the Executive have agreed that upon consummation of the Merger, pursuant to the Merger Agreement, they will personally indemnify and hold harmless Paladyne (and its directors, officers, employees, Affiliates, successors, assigns and Representatives) against any losses suffered by any of them as a result of any breach by e-com of its representations, warranties and covenants in the Merger Agreement or the schedules and certificates thereto to the extent set forth in Article IX of the Merger Agreement.

     D. To secure a portion of his indemnification obligation, the Principal Stockholder has authorized Paladyne to deposit with the Escrow Agent twenty-five (25%) percent of the Aggregate Merger Consideration paid upon the Merger, all of which such escrowed securities shall be escrowed from the portion of the Aggregate Merger Consideration that the Principal Stockholder shall be entitled to receive; and to secure his indemnification obligation, the Executive has authorized Paladyne to deposit with the Escrow Agent (100%) percent of that portion of the shares of Series B Preferred Stock payable upon the Merger that the Executive shall be entitled to receive.

     E. Paladyne, the Principal Stockholder, and the Executive desire that the foregoing escrow be maintained subject to the terms and conditions of this Escrow Agreement and that Thelen Reid & Priest LLP serve as Escrow Agent hereunder, and the Escrow Agent has agreed to hold the Escrow Property, as defined herein, and to act as the escrow agent, pursuant to the terms and conditions herein.


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     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

     1.   Appointment of Escrow Agent. Subject to the terms and conditions
          ---------------------------
herein, Paladyne, the Principal Stockholder and the Executive hereby appoint and designate Thelen Reid & Priest LLP as Escrow Agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

     2.   Escrow Property.
          ---------------

          2.1  Deposit. At the Closing of the Merger Agreement, (a) Paladyne
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shall deliver to the Escrow Agent the following documents registered in the name of the Principal Stockholder or the Executive, as the case may be: (i) one or more certificates for an aggregate of One Million Ninety-Five Thousand (1,095,000) shares of the Paladyne Series B Preferred Stock (the "Series B
                                                                  --------
Shares"), (ii) Anti-dilution Warrants for the purchase of One Million
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(1,000,000) shares of Common Stock, and (iii) Performance Warrants for the
purchase of One Hundred Twenty-Five Thousand (125,000) shares of Common Stock, and (b) the Principal Stockholder and the Executive shall deliver to the Escrow Agent stock powers duly endorsed in blank by the Principal Stockholder and the Executive for the Series B Shares and the Principal Stockholder shall deliver to the Escrow Agent assignments duly endorsed in blank by the Principal Stockholder for the Antidilution Warrants and the Performance Warrants (collectively, the "Warrants"). The Series B Shares, the Warrants, the stock powers, the
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assignments, any Antidilution Shares, any other stock certificates, and any monies or any other property to be held hereunder taken together are referred to collectively herein as the "Escrow Property." The Escrow Agent agrees to hold,
                            ---------------
deal with and dispose of the Escrow Property in accordance with the terms and provisions of this Agreement. The Escrow Property shall be listed in Schedule A annexed hereto. Upon any change in the Escrow Property, the Escrow Agent shall update Schedule A and send a copy of the updated Schedule A to Paladyne and the Principal Stockholder and the Executive, and the latest updated Schedule A shall become part of this Agreement.

          2.2  Investment. Any monies deposited with the Escrow Agent in
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addition to or in lieu of the shares of Series B Preferred Stock, Common Stock, or the Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants (collectively, the "Escrow Shares") (whether by
                                                  -------------
conversion, dividend or disposition of the Escrow Shares), shall, at the sole discretion of the Escrow Agent be invested and reinvested in such United States Treasury Bills or Certificates of Deposit of banks organized either under the laws of the United States or of a state of the United States having capital and surplus in excess of $50,000,000, in either case having a maturity date not exceeding ninety (90) days, or placed in a money market account at a bank meeting the foregoing criteria. The Escrow Agent shall notify Paladyne, the Principal Stockholder, and the Executive as to any investment of any portion of the Escrow Property.

          2.3  Conversion Shares. Upon the action of the Paladyne stockholders
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approving an increase in the authorized shares of Common Stock, Paladyne shall deliver to the Escrow Agent certificate(s) for the number of shares of Common Stock issuable upon conversion of all of the Series B Preferred Stock then included in the Escrow Property, and such shares of Common Stock shall


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


thereafter be held as Escrow Shares. At the request of Paladyne, the Escrow Agent shall deliver to Paladyne the certificates for the Series B Preferred Stock then held hereunder as Escrow Property for simultaneous exchange with the conversion Common Stock, and the Principal Stockholder and the Executive shall deliver to the Escrow Agent stock powers for the conversion of the Common Stock.

          2.4  Dilution. If between the date of this Agreement and the
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deliveries of the Escrow Property as provided herein, the outstanding capital stock of Paladyne shall be changed into a different number of shares or a different class by reason of a stock dividend, subdivision, reclassification, recapitalization, split-up or combination, the capital stock constituting the Escrow Shares shall be appropriately adjusted.

          2.5  Additional Shares. In the event that during the term of this
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Agreement either Paladyne should effect a stock dividend, stock split, or other recapitalization or reorganization of Series B Preferred Stock, or, after conversion, its Common Stock, such that the Principal Stockholder or the Executive can claim additional shares of either Series B Preferred Stock or Common Stock, or the Principal Stockholder or Executive is to receive securities from Paladyne as additional Merger Consideration, twenty-five (25%) percent of the aggregate number of the additional shares and/or securities issued in the case of the Principal Stockholder, and one hundred (100%) percent of the aggregate number of the additional shares in the case of the Executive, shall be deposited with the Escrow Agent and held pursuant to this Agreement as additional Escrow Shares, all of which such escrowed additional shares and/or securities shall be escrowed from the portion of the additional shares and/or securities that the Principal Stockholder shall be entitled to receive. At the request of Paladyne, the Escrow Agent shall deliver the Escrow Shares then held hereunder for simultaneous exchange of the additional Escrowed Shares, and the Principal Stockholder and Executive shall deliver stock powers for the additional Escrow Shares.

          2.6  Ownership Rights. During the term of this Agreement, the
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Principal Stockholder and the Executive shall be treated for any and all purposes (including the right to vote) as the owners of the Escrow Property, except and only to the extent of any Escrow Property released to Paladyne or to which Paladyne has asserted a claim in accordance with the terms herein.

     3.   Indemnification Damages. The Escrow Property shall be held by the
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Escrow Agent for the purpose of securing the payment or satisfaction made by the
Principal Stockholder and the Executive of their indemnification obligations in
Article IX of the Merger Agreement in respect of the indemnifiable Losses (as defined therein.) The indemnifiable Losses (if any) which Paladyne (and its directors, officers, employees, Affiliates other than the Principal Stockholder or the Executive to the extent they may be deemed Affiliates of Paladyne, successors, assigns and Representatives) (collectively, the "Indemnitees") may
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suffer or incur shall be hereinafter referred to collectively as "Liabilities."

     4.   Charges against Escrow Property. In the event that, and from time
          -------------------------------
to time as, any Indemnitee shall determine that Liabilities are chargeable against the Escrow Property, Paladyne, on behalf of itself and all other affected Indemnitees, shall send a notice (the "Claims Notice") to the Escrow
                                                -------------
Agent, the Principal Stockholder, and the Executive of each claim against the Escrow Property, and stating the actual or estimated amount thereof, and shall


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


attach thereto a copy of the Claims Notice delivered to the Principal Stockholder and the Executive pursuant to the Merger Agreement. If by the 90th day after the Principal Stockholder and the Executive have received a Claims Notice from the Escrow Agent, the Escrow Agent has not received a Notice of Objection from the Principal Stockholder or the Executive pursuant to Section
5.1 hereof, the Escrow Agent shall deliver to Paladyne, out of that portion of the Escrow Property, certificates representing a number of shares of Common Stock (valued based upon the midpoint between the closing bid and ask prices of such Common Stock as reported on the OTC Bulletin Board(R) on the date immediately prior to the date of such delivery), equal in value to the amount of the Liabilities covered by the Claims Notice; provided, however, when the amount of Liabilities is estimated, the delivery shall be delayed until the Escrow Agent receives written notice signed by Paladyne, the Principal Stockholder, and the Executive of the actual amount of Liabilities incurred by Paladyne in order that the number of shares of Common Stock may be calculated. Escrow Property other than cash or Common Stock shall be valued at the greater of (i) its fair market value at the time it is received by the Escrow Agent or (ii) its fair market value on the date immediately prior to its release from escrow. If the actual or estimated amount in the Claim Notice is less than the then value of the Escrow Property, the parties will agree upon which type of Escrow Property will be set aside in any Disputed Account. The Escrow Agent shall not inquire into or consider whether a Claim or a Claims Notice complies with the requirements of the Merger Agreement, but such noncompliance may be raised by the Principal Stockholder or the Executive in his Notice of Objection. The Principal Stockholder and the Executive shall instruct the Escrow Agent as to whether the Escrow Property to be released from escrow shall be Escrow Property belonging to the Principal Stockholder or Escrow Property belonging to the Executive. Absent such instruction, any such release shall be in the sole discretion of the Escrow Agent.

     5.   Objection to Claim.
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          5.1  Notice of Objection. The Principal Stockholder and the Executive
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shall have the right to dispute the claimed Liabilities by delivering to the
Escrow Agent and to Paladyne written notice (the "Notice of Objection") within
                                                  -------------------
the 90-day period following his receipt of a Claims Notice. The Notice of Objection shall set forth that the Principal Stockholder or the Executive disputes the matters set forth in the Claims Notice either with respect to the validity or the amount of the Liabilities in question, or, on the basis that the deficiency, liability or obligation in question is not properly chargeable as a Liability against the Escrow Property.

          5.2  Acts by the Escrow Agent.
               ------------------------

          (a) Upon receipt of the Notice of Objection from the Principal Stockholder or the Executive, the Escrow Agent shall set aside in a separate account (the "Disputed Account") the number of Escrow Shares or other Escrow
              ----------------
Property which it would have delivered to Paladyne had such Notice of Objection not been received. The Escrow Agent shall take no action with respect to the amounts deposited in the Disputed Account and such amounts shall continue to be held in accordance with the provisions of this Agreement except (i) upon the joint written instructions of the Principal Stockholder, the Executive and Paladyne, or (ii) upon a final non-appealable order (or an order from which the time to appeal has expired) of a court of competent jurisdiction. The Escrow Agent shall act on such order without further question.


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


          (b) Upon the receipt by the Escrow Agent of joint instructions or an order in accordance with Section 5.2(a) directing any Escrow Shares or other Escrow Property allocated to the Disputed Account with respect to a particular claim to be released therefrom and not to be delivered to Paladyne, the Escrow Agent shall cause such amount(s) to be returned to be held as Escrow Property hereunder. Any shares in the Disputed Account which are not the subject of such joint instructions or order shall remain in the Disputed Account until such joint instruction or order has been received. If the termination date of this Agreement shall have passed, and no notices of Claims are outstanding hereunder, the Escrow Agent shall cause such amount or amounts to be delivered to the Principal Stockholder and the Executive, free and discharged from this Agreement.

          (c) Upon the receipt by the Escrow Agent of joint instructions or an order in accordance with Section 5.2(a) directing any Escrow Shares or other Escrow Property in the Disputed Account to be delivered to Paladyne, the Escrow Agent shall cause such Escrow Shares or other Escrow Property to be so delivered to Paladyne.

          (d) Any amount or amounts remaining in the Disputed Account after resolution of all disputes with respect thereto in the manner set forth above shall be transferred to and be Escrow Property under this Agreement or, if the termination date of this Agreement (as determined in accordance with Sections 7 and 8) shall have passed and no Claims Notice is outstanding hereunder, such amount or amounts shall be delivered to the Principal Stockholder and the Executive, free and discharged from this Agreement.

          (e) Notwithstanding anything to the contrary contained herein, the Escrow Agent shall disburse the Escrow Property, or any portion thereof, pursuant to the terms of any joint written order of Paladyne (signed by an executive officer other than the Principal Stockholder or the Executive), the Principal Stockholder, and the Executive.

          (f) Escrow Property held in Disputed Account shall be deemed to be owned by the Principal Stockholder and the Executive (including the right to vote) until delivered to Paladyne in accordance with Section 5.2(a) or (c).

     6.   Covenant of the Principal Stockholder and the Executive. Until the
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indemnification obligations of the Principal Stockholder and the Executive in
respect of the Escrow Property held hereunder are satisfied, and except as specifically provided for herein, unless prior written permission is received from Paladyne to the contrary, neither the Principal Stockholder nor the Executive shall sell, transfer, set over, hypothecate or otherwise dispose of or encumber any of his right, title or interest in the Escrow Property, or enter into any agreement with respect to the foregoing acts, and any such action shall not be recognized by the Escrow Agent.

     7.   Termination. The Escrow Agent shall release to the Principal
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Stockholder and to the Executive, in the manner directed in writing by the
Principal Stockholder and the Executive, the Escrow Property held under this Agreement at the close of business on the date which is two (2) years from the Closing Date, provided, in each case that (i) any and all amounts with respect
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to which Paladyne shall have given a Claims Notice on or prior to such date as set forth above which is not then resolved pursuant to the provisions of Section 5.2(i) any and all amounts then allocated to the Disputed Account shall continue


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to be held hereunder, and this Agreement shall continue in force until the existing dispute with respect thereto shall have been resolved in the manner set forth in Section 5.2. This Agreement shall terminate upon the distribution of the Escrow Agent of all of the Escrowed Shares and any other Escrow Property hereunder in accordance with the terms hereof.

     8.   Escrow Agent.
          ------------

          8.1  Duties. The Escrow Agent shall use due care in holding the
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Escrowed Property and in making deliveries thereof as provided for in this
Agreement. The Escrow Agent may consult with counsel of its choice at its own cost and expense and shall be fully protected with respect to any action taken or omitted by it in good faith on advice of counsel, and it shall have no liability hereunder, except for willful misconduct or gross negligence. The Escrow Agent shall have no responsibility as to the validity, marketability or value of the Escrow Shares and may rely on any notice, instruction, agreement, signature or other instrument which it believes to be genuine and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be bound by any modification or amendment of this Agreement, unless such modification or waiver is in writing and signed by the other parties hereto, delivered to the Escrow Agent and the Escrow Agent shall have given its prior written acknowledgement thereto. In the event that the Escrow Agent shall be uncertain as to its duties or rights or shall receive instructions from either Paladyne or the Principal Stockholder and the Executive with respect to the Escrow Property which, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by Paladyne, the Principal Stockholder, and the Executive or by a court of competent jurisdiction. Upon written notice to the Paladyne, the Principal Stockholder, and the Executive, the Escrow Agent may apply to a court of competent jurisdiction for instruction. Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment to this Agreement) among any of the parties hereto, the Escrow Agent shall have no interest in the Escrow Property, except as provided herein. The Principal Stockholder and the Executive acknowledge that Thelen Reid & Priest LLP represented Paladyne in connection with the Merger and also performs other legal services for Paladyne; and the Principal Stockholder and the Executive have no objection to such firm acting as the Escrow Agent hereunder.

          8.2  Fees, Indemnification. The Escrow Agent shall not receive any
               ---------------------
fees for the performance of its services under this Agreement. However, the Escrow Agent shall be entitled to reimbursement for all actual out of pocket disbursements incurred by it in the performance of its obligations hereunder. Such reimbursement shall be paid by Paladyne. Paladyne agrees to indemnify and hold the Escrow Agent harmless from and against any and all expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Escrow Agent for anything done or omitted by it in the performance of its duties hereunder, except as a result of its own gross negligence or willful misconduct.

          8.3  Resignation. The Escrow Agent may resign at any time and be
               -----------
discharged from its duties as escrow agent hereunder by giving the other parties hereto at least 30 days' notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent


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


appointed by the other parties hereto all Escrow Property held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof and after such appointment the Escrow Agent shall have no further duties or responsibilities in connection therewith. If no new agent is so appointed within the 30-day period following such notice of resignation, the Escrow Agent may deposit the aforesaid Escrow Property with any court of competent jurisdiction and shall have no further duties or responsibilities in connection therewith. In the event a court order is issued with respect to the Escrow Property, the Escrow Agent shall act in accordance therewith and shall be indemnified for acting in accordance with such order.

          8.4  No Financial Liability or Implied Duties. No provision of this
               ----------------------------------------
Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

     9.   Miscellaneous
          -------------

          9.1  Further Assurances. From time to time on and after the date
               ------------------
hereof the other parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

          9.2  Entire Agreement. This Escrow Agreement sets forth the entire
               ----------------
agreement among Paladyne, the Stockholders Representative and the Escrow Agent with respect to the subject matter herein. In the event that any of the terms and provisions of any other agreement (including the Merger Agreement) among any of the parties hereto conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects.

          9.3  Notices. All notices, instructions, requests, demands and other
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communications provided for herein shall be in writing, shall be delivered by hand or by express delivery service or by registered mail, return receipt requested, addressed as follows:

               (i)  If to Paladyne, one copy to

                    Paladyne Corp.
                    610 Crescent Executive Court, Suite 124
                    Lake Mary, Florida 32746
                    Attention:  John D. Foster, Chairman
                    Facsimile:  (407) 333-9697

               with a simultaneous copy to:


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


                    Thelen Reid & Priest LLP
                    40 West 57th Street
                    New York, New York 10019
                    Attention:  Bruce A. Rich, Esq.
                    Facsimile:  (212) 603-2001

              (ii) If to the Principal Stockholder or the Executive, one copy to

                    Terrence J. Leifheit
                    1650A Gum Branch Road
                    Jacksonville, North Carolina 28540
                    Facsimile: (509) 692-6949

              with a simultaneous copy to:

                    Kilpatrick Stockton LLP
                    3737 Glenwood Avenue, Suite 400
                    Raleigh, North Carolina 27612
                    Attn:  James F. Verdonik, Esq.
                    Facsimile:  (919) 420-1800

              (iii) If to the Escrow Agent to:

                    Thelen Reid & Priest LLP
                    40 West 57th Street
                    New York, New York 10019
                    Attention:  Bruce A. Rich, Esq.
                    Facsimile:  (212) 603-2001

Any party may, by written notice to the other parties, substitute such other address as it deems advisable. No notice, instruction, request, demand or other communication hereunder shall be deemed to have been received prior to actual receipt by the recipient.

          9.4  Governing Law. This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

          9.5  Binding. This Agreement shall be binding upon and inure to the
               -------
benefit of each party hereto and their respective successors, administrators heirs and assigns.

          9.6  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             The remainder of this page is intentionally left blank.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        PALADYNE CORP.


                                        By: /s/ John D. Foster
                                           ------------------------------------
                                           John D. Foster, Chairman


                                        PRINCIPAL STOCKHOLDER

                                        /s/ Terrence J. Leifheit
                                        ---------------------------------------
                                        Terrence J. Leifheit


                                        EXECUTIVE

                                        /s/ Clifford A. Clark
                                        ---------------------------------------
                                        Clifford A. Clark


                                       THELEN REID & PRIEST LLP, as Escrow Agent

                                       By: /s/ Daniel Guetta
                                           ------------------------------------
                                       Name:  Daniel Guetta
                                           ------------------------------------
                                       Title: Partner
                                             ----------------------------------


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                                   SCHEDULE A
                                 ESCROW PROPERTY

1,095,000 Shares of Series B Preferred Stock

Anti-Dilution Warrant to Purchase 1,000,000 Shares of Common Stock of Paladyne Corp.

Performance Warrant to Purchase 125,000 Shares of Common Stock of Paladyne Corp.


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